                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 8, 1998



                      IDS/JONES GROWTH PARTNERS II, L.P.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


       Colorado                     0-18133                84-1060548
       --------                     -------                ----------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                       Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309            (303) 792-3111
---------------------------------------------------      --------------
(Address of principal executive office and Zip Code      (Registrant's
                                                         telephone no.
                                                       including area code)
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Item 5.  Other Events
         ------------

         IDS/Jones Growth Partners II, L.P., a Colorado limited partnership (the "Partnership") and IDS/Jones Growth Partners 89-B, Ltd., an affiliated Colorado limited partnership ("Growth Partners 89-B"), are general partners of IDS/Jones Joint Venture Partners, a Colorado general partnership (the "Venture"). Jones Cable Corporation, a wholly owned subsidiary of Jones Intercable, Inc. ("Intercable"), is the managing general partner of the Partnership and Growth Partners 89-B.

         On April 8, 1998, Jones Cable Corporation, on behalf of the
Partnership and Growth Partners 89-B, as general partners of the Venture, executed a letter of intent pursuant to which the Venture agreed to sell the Venture's cable television properties located in and around Aurora, Illinois (the "Aurora System") to TCI Communications, Inc. or one of its affiliates. The closing of this transaction, which is expected to occur in the first quarter of 1999, is subject to the consents of governmental authorities and third parties with whom the Venture has contracted that are necessary for the transfer of the Aurora System, and termination or expiration of the statutory waiting period applicable to the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Because the sale of the Aurora System will represent a sale of all or substantially all of the Partnership's assets, a vote of the limited partners of the Partnership will be required to approve this sale.

         In addition to the proposed sale of the Aurora System, Intercable has entered into letters of intent on behalf of certain other managed partnerships to sell all of their remaining cable properties located in the State of Illinois. These properties are located in and around Lake County, Lake Zurich, Matteson, Naperville, Orland Park, Park Forest and Wheaton, Illinois.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         a.  Financial statements.
             Not applicable.

         b.  Pro forma financial statements.
             Not applicable.

         c.  Exhibits.
             Not applicable.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IDS/JONES GROWTH PARTNERS II, L.P.

                                 By:  Jones Cable Corporation,
                                      its managing general partner


Dated: April 24, 1998            By:  /s/ Elizabeth M. Steele
                                      ----------------------------
                                      Elizabeth M. Steele
                                      Vice President and Secretary


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